The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $5,471
Janus Contrarian Fund $83
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $2,258
Janus Global Life Sciences Fund $11
Janus Global Real Estate Fund $165
Janus Global Research Fund $8
Janus Global Select Fund $360
Janus Global Technology Fund $0
Janus Growth and Income Fund $101
Janus International Equity Fund $427
Janus Long/Short Fund $0
Janus Overseas Fund $896
Janus Research Fund $13
Janus Triton Fund $0
Janus Worldwide Fund $8
Perkins Global Value Fund $3

C-Class
Janus Balanced Fund $3,054
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1
Janus Global Real Estate Fund $32
Janus Global Research Fund $4
Janus Global Select Fund $62
Janus Global Technology Fund $0
Janus Growth and Income Fund $12
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $2
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $10,995
Janus Contrarian Fund $6,519
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $19,068
Janus Global Life Sciences Fund $2,271
Janus Global Real Estate Fund $330
Janus Global Research Fund $1,072
Janus Global Select Fund $24,499
Janus Global Technology Fund $0
Janus Growth and Income Fund $10,725
Janus International Equity Fund $66
Janus Overseas Fund $4,170
Janus Research Fund $3,612
Janus Triton Fund $0
Janus Worldwide Fund $5,617
Perkins Global Value Fund $1,622

I-Class
Janus Balanced Fund $4,673
Janus Contrarian Fund $543
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $772
Janus Global Life Sciences Fund $30
Janus Global Real Estate Fund $586
Janus Global Research Fund $168
Janus Global Select Fund $700
Janus Global Technology Fund $0
Janus Growth and Income Fund $394
Janus International Equity Fund $1,214
Janus Long/Short Fund $0
Janus Overseas Fund $4,933
Janus Research Fund $541
Janus Triton Fund $0
Janus Worldwide Fund $63
Perkins Global Value Fund $74

R-Class
Janus Balanced Fund $1,158
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $24
Janus Growth and Income Fund $7
Janus International Equity Fund $2
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $6,009
Janus Contrarian Fund $0
Janus Emerging Markets Fund 0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $44
Janus Global Life Sciences Fund $1
Janus Global Real Estate Fund $9
Janus Global Research Fund $0
Janus Global Select Fund $38
Janus Global Technology Fund $0
Janus Growth and Income Fund $236
Janus International Equity Fund $27
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $72
Perkins Global Value Fund $12

T-Class
Janus Balanced Fund $32,354
Janus Contrarian Fund $3,768
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $5,959
Janus Global Life Sciences Fund $1,056
Janus Global Real Estate Fund $100
Janus Global Research Fund $1,040
Janus Global Select Fund $14,271
Janus Global Technology Fund $0
Janus Growth and Income Fund $8,403
Janus International Equity Fund $30
Janus Long/Short Fund $0
Janus Overseas Fund $7,055
Janus Research Fund $6,716
Janus Triton Fund $0
Janus Worldwide Fund $4,903
Perkins Global Value Fund $423


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $16,369
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $1,268
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Balanced Fund $13,293
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $511
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $30,405
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $6,052
Janus Twenty Fund $x
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $11,791
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $2,730
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $3,899
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Triton Fund $116
Janus Worldwide Fund $0
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $19,506
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $211
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Balanced Fund $92,149
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $12,330
Janus Twenty Fund $x
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73A correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0.2524
Janus Contrarian Fund $0.0200
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $.1353
Janus Global Life Sciences Fund $0.1390
Janus Global Real Estate Fund $0.1952
Janus Global Research Fund $0.1353
Janus Global Select Fund $0.1128
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1489
Janus International Equity Fund $0.0605
Janus Long/Short Fund $0
Janus Overseas Fund $0.0489
Janus Research Fund $0.1717
Janus Triton Fund $0
Janus Worldwide Fund $0.1332
Perkins Global Value Fund $0.2178

C-Class
Janus Balanced Fund $0.1716
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0.0872
Janus Global Real Estate Fund $.1505
Janus Global Research Fund $0.0858
Janus Global Select Fund $0.0437
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0424
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0.1121
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0.1886

D-Class
Janus Balanced Fund $0.2758
Janus Contrarian Fund $0.0400
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $.1109
Janus Global Life Sciences Fund $0.1195
Janus Global Real Estate Fund $.2058
Janus Global Research Fund $.1287
Janus Global Select Fund $0.1296
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1688
Janus International Equity Fund $0.1004
Janus Overseas Fund $0.0819
Janus Research Fund $0.1474
Janus Triton Fund $0
Janus Worldwide Fund $0.1995
Perkins Global Value Fund $0.2584

I-Class
Janus Balanced Fund $0.2886
Janus Contrarian Fund $0.0600
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $.1505
Janus Global Life Sciences Fund $0.1534
Janus Global Real Estate Fund $.2078
Janus Global Research Fund $0.1567
Janus Global Select Fund $0.1465
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1888
Janus International Equity Fund $0.0961
Janus Long/Short Fund $0
Janus Overseas Fund $0.1338
Janus Research Fund $0.1897
Janus Triton Fund $0
Janus Worldwide Fund $0.2319
Perkins Global Value Fund $0.2981

R-Class
Janus Balanced Fund $0.2092
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $.0006
Janus Global Select Fund $0.0796
Janus Growth and Income Fund $0.0866
Janus International Equity Fund $0.0303
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $0.2356
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $.0160
Janus Global Life Sciences Fund $0.0821
Janus Global Real Estate Fund $.1538
Janus Global Research Fund $0.0776
Janus Global Select Fund $0.0521
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1184
Janus International Equity Fund $0.0483
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0.0509
Janus Triton Fund $0
Janus Worldwide Fund $0.0534
Perkins Global Value Fund $0.2287

T-Class
Janus Balanced Fund $0.2646
Janus Contrarian Fund $0.0300
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0645
Janus Global Life Sciences Fund $0.1050
Janus Global Real Estate Fund $.2066
Janus Global Research Fund $0.1194
Janus Global Select Fund $0.1187
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1564
Janus International Equity Fund $0.0999
Janus Long/Short Fund $0
Janus Overseas Fund $0.0542
Janus Research Fund $0.1324
Janus Triton Fund $0
Janus Worldwide Fund $0.2084
Perkins Global Value Fund $0.2483


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73B correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Twenty Fund $x
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Balanced Fund $0.7780
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.3075
Janus Twenty Fund $x
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $22,438
Janus Contrarian Fund $4,750
Janus Emerging Markets Fund $109
Janus Enterprise Fund $1,304
Janus Forty Fund $22,682
Janus Fund $22,099
Janus Global Life Sciences Fund $79
Janus Global Real Estate Fund $927
Janus Global Research Fund $106
Janus Global Select Fund $3,254
Janus Global Technology Fund $130
Janus Growth and Income Fund $756
Janus International Equity Fund $6,877
Janus Long/Short Fund $1,731
Janus Overseas Fund $19,864
Janus Research Fund $197
Janus Triton Fund $7,901
Janus Worldwide Fund $60
Perkins Global Value Fund $15

C-Class
Janus Balanced Fund $18,499
Janus Contrarian Fund $3,933
Janus Emerging Markets Fund $84
Janus Enterprise Fund $439
Janus Forty Fund $17,550
Janus Fund $208
Janus Global Life Sciences Fund $9
Janus Global Real Estate Fund $383
Janus Global Research Fund $77
Janus Global Select Fund $1,506
Janus Global Technology Fund $71
Janus Growth and Income Fund $401
Janus International Equity Fund $1,814
Janus Long/Short Fund $2,933
Janus Overseas Fund $6,867
Janus Research Fund $28
Janus Triton Fund $3,316
Janus Worldwide Fund $33
Perkins Global Value Fund $5

D-Class
Janus Balanced Fund $40,905
Janus Contrarian Fund $142,340
Janus Emerging Markets Fund $688
Janus Enterprise Fund $15,445
Janus Fund $168,353
Janus Global Life Sciences Fund $18,422
Janus Global Real Estate Fund $1,864
Janus Global Research Fund $8,547
Janus Global Select Fund $186,941
Janus Global Technology Fund $35,596
Janus Growth and Income Fund $69,119
Janus International Equity Fund $814
Janus Overseas Fund $50,147
Janus Research Fund $64,407
Janus Triton Fund $26,824
Janus Worldwide Fund $27,615
Perkins Global Value Fund $6,202

I-Class
Janus Balanced Fund $17,395
Janus Contrarian Fund $8,619
Janus Emerging Markets Fund $389
Janus Enterprise Fund $7,963
Janus Forty Fund $52,864
Janus Fund $5,593
Janus Global Life Sciences Fund $183
Janus Global Real Estate Fund $3,467
Janus Global Research Fund $1,832
Janus Global Select Fund $3,971
Janus Global Technology Fund $443
Janus Growth and Income Fund $1,715
Janus International Equity Fund $12,730
Janus Long/Short Fund $2,318
Janus Overseas Fund $42,530
Janus Research Fund $3,020
Janus Triton Fund $12,359
Janus Worldwide Fund $304
Perkins Global Value Fund $347

R-Class
Janus Balanced Fund $6,036
Janus Contrarian Fund $267
Janus Enterprise Fund $1,036
Janus Forty Fund $7,765
Janus Fund $55
Janus Global Select Fund $297
Janus Growth and Income Fund $92
Janus International Equity Fund $75
Janus Long/Short Fund $29
Janus Overseas Fund $3,860
Janus Triton Fund $932
Janus Worldwide Fund $17
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $26,078
Janus Contrarian Fund $406
Janus Emerging Markets Fund $83
Janus Enterprise Fund $3,715
Janus Forty Fund $87,393
Janus Fund $2,637
Janus Global Life Sciences Fund $9
Janus Global Real Estate Fund $79
Janus Global Research Fund $15
Janus Global Select Fund $692
Janus Global Technology Fund $14
Janus Growth and Income Fund $2,222
Janus International Equity Fund $541
Janus Long/Short Fund $108
Janus Overseas Fund $37,36
Janus Research Fund $1
Janus Triton Fund $1,282
Janus Worldwide Fund $1,276
Perkins Global Value Fund $39

T-Class
Janus Balanced Fund $126,745
Janus Contrarian Fund $108,335
Janus Emerging Markets Fund $130
Janus Enterprise Fund $15,609
Janus Forty Fund $1,088
Janus Fund $87,249
Janus Global Life Sciences Fund $9,489
Janus Global Real Estate Fund $747
Janus Global Research Fund $8,194
Janus Global Select Fund $111,431
Janus Global Technology Fund $16,608
Janus Growth and Income Fund $55,422
Janus International Equity Fund $399
Janus Long/Short Fund $28
Janus Overseas Fund $132,053
Janus Research Fund $50,143
Janus Triton Fund $54,798
Janus Worldwide Fund $22,186
Perkins Global Value Fund $1,707


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $25.96
Janus Contrarian Fund $14.83
Janus Emerging Markets Fund $10.10
Janus Enterprise Fund $62.65
Janus Forty Fund $34.17
Janus Fund $29.91
Janus Global Life Sciences Fund $24.78
Janus Global Real Estate Fund $9.62
Janus Global Research Fund $15.05
Janus Global Select Fund $12.28
Janus Global Technology Fund $17.96
Janus Growth and Income Fund $32.41
Janus International Equity Fund $11.80
Janus Long/Short Fund $10.33
Janus Overseas Fund $51.21
Janus Research Fund $30.56
Janus Triton Fund $17.87
Janus Worldwide Fund $48.65
Perkins Global Value Fund $12.55

C-Class
Janus Balanced Fund $25.94
Janus Contrarian Fund $14.65
Janus Emerging Markets Fund $10.10
Janus Enterprise Fund $61.83
Janus Forty Fund $32.60
Janus Fund $29.68
Janus Global Life Sciences Fund $24.53
Janus Global Real Estate Fund $9.60
Janus Global Research Fund $14.89
Janus Global Select Fund $12.19
Janus Global Technology Fund $17.73
Janus Growth and Income Fund $32.31
Janus International Equity Fund $11.58
Janus Long/Short Fund $10.11
Janus Overseas Fund $50.71
Janus Research Fund $30.25
Janus Triton Fund $17.71
Janus Worldwide Fund $48.29
Perkins Global Value Fund $12.47

D-Class
Janus Balanced Fund $25.97
Janus Contrarian Fund $14.86
Janus Emerging Markets Fund $10.11
Janus Enterprise Fund $62.95
Janus Fund $29.99
Janus Global Life Sciences Fund $24.87
Janus Global Real Estate Fund $9.68
Janus Global Research Fund $15.10
Janus Global Select Fund $12.30
Janus Global Technology Fund $18.02
Janus Growth and Income Fund $32.41
Janus International Equity Fund $11.78
Janus Overseas Fund $51.32
Janus Research Fund $30.67
Janus Triton Fund $17.91
Janus Worldwide Fund $48.09
Perkins Global Value Fund $12.60

I-Class
Janus Balanced Fund $25.96
Janus Contrarian Fund $14.86
Janus Emerging Markets Fund $10.10
Janus Enterprise Fund $63.08
Janus Forty Fund $34.43
Janus Fund $30.00
Janus Global Life Sciences Fund $24.86
Janus Global Real Estate Fund $9.67
Janus Global Research Fund $15.08
Janus Global Select Fund $12.30
Janus Global Technology Fund $18.06
Janus Growth and Income Fund $32.40
Janus International Equity Fund $11.78
Janus Long/Short Fund $10.44
Janus Overseas Fund $51.37
Janus Research Fund $30.66
Janus Triton Fund $17.96
Janus Worldwide Fund $48.74
Perkins Global Value Fund $12.42

R-Class
Janus Balanced Fund $25.93
Janus Contrarian Fund $14.76
Janus Enterprise Fund $62.30
Janus Forty Fund $33.12
Janus Fund $29.84
Janus Global Select Fund $12.24
Janus Growth and Income Fund $32.37
Janus International Equity Fund $11.69
Janus Long/Short Fund $9.68
Janus Overseas Fund $50.96
Janus Triton Fund $17.84
Janus Worldwide Fund $48.57
Perkins Global Value Fund $x

S-Class
Janus Balanced Fund $25.97
Janus Contrarian Fund $14.83
Janus Emerging Markets Fund $10.10
Janus Enterprise Fund $62.57
Janus Forty Fund $33.70
Janus Fund $29.96
Janus Global Life Sciences Fund $24.73
Janus Global Real Estate Fund $9.64
Janus Global Research Fund $15.04
Janus Global Select Fund $12.32
Janus Global Technology Fund $17.91
Janus Growth and Income Fund $32.41
Janus International Equity Fund $11.95
Janus Long/Short Fund $10.44
Janus Overseas Fund $51.16
Janus Research Fund $30.55
Janus Triton Fund $17.83
Janus Worldwide Fund $48.68
Perkins Global Value Fund $12.63

T-Class
Janus Balanced Fund $25.96
Janus Contrarian Fund $14.86
Janus Emerging Markets Fund $10.10
Janus Enterprise Fund $62.88
Janus Forty Fund $33.84
Janus Fund $30.00
Janus Global Life Sciences Fund $24.86
Janus Global Real Estate Fund $9.64
Janus Global Research Fund $15.09
Janus Global Select Fund $12.30
Janus Global Technology Fund $18.00
Janus Growth and Income Fund $32.40
Janus International Equity Fund $11.72
Janus Long/Short Fund $10.43
Janus Overseas Fund $51.29
Janus Research Fund $30.66
Janus Triton Fund $17.88
Janus Worldwide Fund $48.03
Perkins Global Value Fund $12.59